UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2024

ULTA BEAUTY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33764	38-4022268
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Remington Blvd., Suite 120, Bolingbrook, Illinois 60440
(Address of Principal Executive Offices and zip code)

(630) 410-4800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ULTA	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 8.01             Other Events.

On March 25, 2024, Ulta Beauty, Inc. (the “Company”) issued a press release noting that the Company would participate in a Fireside Chat at J.P. Morgan’s 10th Annual Retail Roundup investor conference which was held yesterday, April 3, 2024 (the “Fireside Chat”). As previously disclosed in the press release, the Fireside Chat was webcast live on the Company’s website at https://www.ulta.com/investor and a replay of the webcast is available for a limited time.

In connection with the Fireside Chat, the Company discussed moderating growth trends in the U.S. Beauty category and potential impacts during the first quarter of 2024. The Company reaffirmed its projected full year fiscal 2024 guidance as provided in its financial results press release for the fourth quarter fiscal 2023 dated March 14, 2024.

Forward-looking statements in these documents and the related Fireside Chat speak only as of the date they were made.

Forward-Looking Statements

This current report on Form 8-K (the “Report”) contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which reflect the Company’s current views with respect to, among other things, future events and financial performance. These statements can be identified by the use of forward-looking words such as “outlook,” “believes,” “expects,” “plans,” “estimates,” “targets,” “strategies” or other comparable words. Any forward-looking statements contained in this Report are based upon the Company’s historical performance and on current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by the Company or any other person that the future plans, estimates, targets, strategies or expectations contemplated by the Company will be achieved. Such forward-looking statements are subject to various risks and uncertainties.

The Company’s filings with the SEC are available at www.sec.gov. Except to the extent required by the federal securities laws, the Company does not undertake to publicly update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTA BEAUTY, INC.

Date: April 4, 2024	By:	/s/ Jodi J. Caro
Jodi J. Caro
General Counsel, Chief Risk & Compliance Officer And Corporate Secretary

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